Pacific Select Fund NSAR 6-30-15
Exhibit 77O

                  PACIFIC SELECT FUND - Real Estate Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                           QTS Realty Trust, Inc.
 (2)  Description of Security (name,            Class A Common Stock
      coupon, maturity, subordination,              Symbol = QTA
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                03/29/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                               03/28/2016
 (5)  Unit Price                                       $45.50
 (6)  Principal Amount of Total                    $250,250,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $1.82
      Percent (%)                                       4.00%
 (8)  Names of Syndicate Members For    Merrill Lynch, Pierce, Fenner & Smith
      the purchased 10f-3 only: Insert  Incorporated / J.P. Morgan Securities
      all Syndicate Members (not just     LLC / Stifel, Nicolaus & Company,
      those listed on cover of              Incorporated / Deutsche Bank
      offering document).                 Securities Inc. / Evercore Group
                                           L.L.C. / Goldman, Sachs & Co /
                                           Jefferies LLC / KeyBanc Capital
                                          Markets Inc. / SunTrust Robinson
                                        Humphrey, Inc. / Morgan Stanley & Co.
                                          LLC / RBC Capital Markets, LLC /
                                        Robert W. Baird & Co. Incorporated /
                                            PNC Capital Markets LLC / TD
                                                Securities (USA) LLC
 (9)  Dollar Amount of Purchase by the               $669,168.50
      Portfolio
 (10) % of Offering Purchased by                        0.27%
      Portfolio
 (11) % of Offering Purchased by:                       2.00%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      2.27%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.08%
      Purchase
 (14) Name(s) of Syndicate Members (s)              Merrill Lynch
      from whom Purchased
 (15) Name of Affiliated Underwriter            Morgan Stanley & Co.


                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/12/16                             Signed: /s/ TED BIGMAN
      -------                                      ------------------------
                                           Name:  Ted Bigman
                                           Title: Managing Director

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                      Pioneer Natural Resources Company
 (2)  Description of Security (name,                PXD Secondary
      coupon, maturity, subordination,             Cusip 72378710
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 1/6/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                1/5/2016
 (5)  Unit Price                                       $117.00
 (6)  Principal Amount of Total                   $1,404,000,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $1.22
      Percent (%)                                       1.04%
 (8)  Names of Syndicate Members For      BofA Merrill Lynch / Citigroup /
      the purchased 10f-3 only: Insert       Credit Suisse / J.P. Morgan
      all Syndicate Members (not just
      those listed on cover of
      offering document).
 (9)  Dollar Amount of Purchase by the               $572,130.00
      Portfolio
 (10) % of Offering Purchased by                        0.04%
      Portfolio
 (11) % of Offering Purchased by:                       1.48%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      1.52%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.05%
      Purchase
 (14) Name(s) of Syndicate Members (s)                Citigroup
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/28/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                              Hess Corporation
 (2)  Description of Security (name,        HES Secondary Cusip 42809H10
      coupon, maturity, subordination,
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 2/4/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                2/4/2016
 (5)  Unit Price                                       $39.00
 (6)  Principal Amount of Total                    $975,000,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $1.17
      Percent (%)                                       3.00%
 (8)  Names of Syndicate Members For    Goldman, Sachs & Co. / J.P. Morgan /
      the purchased 10f-3 only: Insert   Morgan Stanley / BNP Paribas / BofA
      all Syndicate Members (not just      Merrill Lynch / Citigroup / DNB
      those listed on cover of          Markets / HSBC / Mizuho Securities /
      offering document).                 MUFG / Scotia Howard Weil / SMBC
                                        Nikko / Wells Fargo Securities / BBVA
                                          / Credit Agricole CIB / ING / TD
                                                     Securities
 (9)  Dollar Amount of Purchase by the               $964,041.00
      Portfolio
 (10) % of Offering Purchased by                        0.10%
      Portfolio
 (11) % of Offering Purchased by:                       1.90%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      2.00%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.09%
      Purchase
 (14) Name(s) of Syndicate Members (s)           Goldman Sachs & Co
      from whom Purchased
 (15) Name of Affiliated Underwriter               JPM Securities



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/28/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

             PACIFIC SELECT FUND - Long/Short Large-Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                      American Campus Communities, Inc
 (2)  Description of Security (name,                ACC Secondary
      coupon, maturity, subordination,             Cusip 02483510
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 2/2/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                2/2/2016
 (5)  Unit Price                                       $41.25
 (6)  Principal Amount of Total                    $643,500,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $1.65
      Percent (%)                                       4.00%
 (8)  Names of Syndicate Members For    BofA Merrill Lynch / KeyBanc Capital
      the purchased 10f-3 only: Insert  Markets / J.P. Morgan / Deutsche Bank
      all Syndicate Members (not just   Securities / Wells Fargo Securities /
      those listed on cover of               Baird / BBVA / Capital One
      offering document).                 Securities / Piper Jaffray / PNC
                                           Capital Markets LLC / Canaccord
                                        Genuity / Sandler O'Neill + Partners,
                                                    L.P. / Stifel
 (9)  Dollar Amount of Purchase by the               $433,125.00
      Portfolio
 (10) % of Offering Purchased by                        0.07%
      Portfolio
 (11) % of Offering Purchased by:                       1.20%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      1.27%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.05%
      Purchase
 (14) Name(s) of Syndicate Members (s)         KeyBanc Capital Markets
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/28/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                            TreeHouse Foods, Inc.
 (2)  Description of Security (name,                THS Secondary
      coupon, maturity, subordination,             Cusip 89469A10
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 1/20/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                1/21/2016
 (5)  Unit Price                                       $65.00
 (6)  Principal Amount of Total                    $749,999,965.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $1.95
      Percent (%)                                       3.00%
 (8)  Names of Syndicate Members For     BofA Merrill Lynch / J.P. Morgan /
      the purchased 10f-3 only: Insert  Wells Fargo Securities / BMO Capital
      all Syndicate Members (not just        Markets / SunTrust Robinson
      those listed on cover of               Humphrey / Barclays / Rabo
      offering document).               Securties / KeyBanc Capital Markets /
                                        BB&T Capital Markets / William Blair
                                                   / Credit Suisse
 (9)  Dollar Amount of Purchase by the               $877,500.00
      Portfolio
 (10) % of Offering Purchased by                        0.12%
      Portfolio
 (11) % of Offering Purchased by:                       8.12%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      8.23%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.67%
      Purchase
 (14) Name(s) of Syndicate Members (s)           BofA Merrill Lynch
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/28/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                              Devon Energy Corp
 (2)  Description of Security (name,                DVN Secondary
      coupon, maturity, subordination,
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 2/17/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                2/17/2016
 (5)  Unit Price                                       $18.75
 (6)  Principal Amount of Total                   $1,293,750,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       $0.23
      Percent (%)                                       1.23%
 (8)  Names of Syndicate Members For      Goldman, Sachs & Co. / Barclays /
      the purchased 10f-3 only: Insert       BofA Merrill Lynch / BTIG /
      all Syndicate Members (not just     Citigroup / Credit Suisse / J.P.
      those listed on cover of           Morgan / Mizuho Securities / Morgan
      offering document).                  Stanley / RBC Capital Markets /
                                          Scotia Howard Weil / Wells Fargo
                                         Securities / CIBC Capital Markets /
                                                 MUFG / TD Securites
 (9)  Dollar Amount of Purchase by the               $827,867.25
      Portfolio
 (10) % of Offering Purchased by                        0.06%
      Portfolio
 (11) % of Offering Purchased by:                       0.76%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      0.83%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.09%
      Purchase
 (14) Name(s) of Syndicate Members (s)           Goldman Sachs & Co
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.


                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/28/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                              EQT Corportation
 (2)  Description of Security (name,                EQT Secondary
      coupon, maturity, subordination,             Cusip: 26884L10
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 5/3/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                5/2/2016
 (5)  Unit Price                                       $67.00
 (6)  Principal Amount of Total                    $703,500,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       1.08
      Percent (%)                                       1.61%
 (8)  Names of Syndicate Members For      Credit Suisse/J.P. Morgan/Morgan
      the purchased 10f-3 only: Insert  Stanley/BNP Paribas/MUFG/PNC Capital
      all Syndicate Members (not just         Markets LLC/Scotia Howard
      those listed on cover of          Weil/SunTrust Robinson Humphrey/CIBC
      offering document).                 Capital Markets/Heikkinen Energy
                                        Advisors/Stifel/Tudor,Pickering, Holt
                                             & Co./US. Capital Advisors
 (9)  Dollar Amount of Purchase by the               $804,000.00
      Portfolio
 (10) % of Offering Purchased by                        0.11%
      Portfolio
 (11) % of Offering Purchased by:                       5.60%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      5.71%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.07%
      Purchase
 (14) Name(s) of Syndicate Members (s)   Credit Suisse Securities (USA) LLC
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/19/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                             QEP Resources Inc.
 (2)  Description of Security (name,                QEP Secondary
      coupon, maturity, subordination,             Cusip: 74733V10
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 6/22/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                6/21/2016
 (5)  Unit Price                                       $18.35
 (6)  Principal Amount of Total                    $367,000,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       0.38
      Percent (%)                                       2.07%
 (8)  Names of Syndicate Members For          J.P. Morgan/Deutsche Bank
      the purchased 10f-3 only: Insert  Securities/Wells Fargo Securities/BMO
      all Syndicate Members (not just    Capital Markets/BNP Paribas/Capital
      those listed on cover of             One Securities/Citigroup/Credit
      offering document).                   Agricole CIB/Goldman, Sachs &
                                            Co./MUFG/PNC Capital Markets
                                          LLC/SunTrust Robinson Humphrey/TD
                                          Securities/BTIG/BBVA/CIBC Capital
                                           Markets/Comerica Securities/DNB
                                         Markets/BB&T Capital Markets/Fifth
                                                  Third Securities
 (9)  Dollar Amount of Purchase by the               $493,615.00
      Portfolio
 (10) % of Offering Purchased by                        0.13%
      Portfolio
 (11) % of Offering Purchased by:                       2.59%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      2.72%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.06%
      Purchase
 (14) Name(s) of Syndicate Members (s)        Deutsche Bank Securities
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/19/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2016

 Item                                           Securities Purchased
 -------------------------------------  -------------------------------------
 (1)  Name of Issuer                            Red Rock Resorts Inc.
 (2)  Description of Security (name,                   RRR IPO
      coupon, maturity, subordination,             Cusip: 75700L10
      common stock, etc.)
 (3)  Date of Purchase (Provide proof                 4/27/2016
      of purchase, e.g., trade ticket)
 (4)  Date of Offering                                4/26/2016
 (5)  Unit Price                                       $19.50
 (6)  Principal Amount of Total                    $531,375,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                       1.17
      Percent (%)                                       6.00%
 (8)  Names of Syndicate Members For       Deutsche Bank Securities / J.P.
      the purchased 10f-3 only: Insert      Morgan / BofA Merrill Lynch /
      all Syndicate Members (not just    Goldman, Sachs & Co. / Wells Fargo
      those listed on cover of           Securities / Citigroup / Macquarie
      offering document).                Capital / Fifth Third Securities /
                                        Credit Suisse / UBS Investment Bank /
                                             Stifel / Raine Securities /
                                           Oppenheimer & Co. / Guggenheim
                                          Securities / Ramirez & Co., Inc.
 (9)  Dollar Amount of Purchase by the               $971,100.00
      Portfolio
 (10) % of Offering Purchased by                        0.18%
      Portfolio
 (11) % of Offering Purchased by:                       3.08%
      Associated Accounts (Excluding
      this Portfolio).
 (12) Sum of Items (10) and (11)--                      3.26%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied to                  0.10%
      Purchase
 (14) Name(s) of Syndicate Members (s)        Deutsche Bank Securities
      from whom Purchased
 (15) Name of Affiliated Underwriter          JPMorgan Securities Inc.






                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2016

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/19/16                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President
